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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                March 13, 1997
                       ---------------------------------
                                 Date of Report
                       (Date of Earliest Event Reported)



                                 TOPRO, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



                                  Colorado
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                 (State or other jurisdiction of incorporation)




          0-19167                                          84-1042227
  ------------------------                         --------------------------
  (Commission File Number)                         (IRS Employer I.D. Number)


               2525 West Evans Avenue, Denver, Colorado   80219
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)



                               (303) 935-1221
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              (Registrant's telephone number including area code)
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ITEM 5.  OTHER EVENTS.

         On March 13, 1997, Topro, Inc. announced in a press release that it has issued a Notice of Redemption for 1,043,447 of its outstanding privately issued Common Stock Purchase Warrants. Warrants called for redemption which are not exercised on or before the April 11, 1997 redemption date will be canceled. The Company noted that if all of the Warrants called are exercised, it will receive $1,054,000 in cash that will be applied to support its growth driven working capital requirements.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 13th day of March, 1997.


                                       TOPRO, Inc.


Dated: March 13, 1997                  By: /s/ John Jenkins
                                           ------------------------------
                                           John Jenkins, President







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